ITW Conference Call

Second Quarter

2008

Exhibit 99.2

ITW
Agenda

1.

Introduction……………….. John Brooklier/David Speer

2.

Financial Overview……….. Ron Kropp

3.

Operating Segments…… . John Brooklier

4.

Forecast 2008……….….… Ron Kropp

4.

Q & A………………......……John Brooklier/Ron Kropp/David Speer

ITW
Forward - Looking Statements

                      This conference call contains forward-looking statements
within the meaning of the Private Securities Litigation Reform
Act of 1995 including, without limitation, statements regarding operating performance, revenue growth, operating income,
diluted income per share from continuing operations, use of
free cash, potential acquisitions, end market conditions,
charges, and the Company’s related forecasts.  These
statements are subject to certain risks, uncertainties, and
other factors which could cause actual results to differ
materially from those anticipated.  Important risks that could cause actual results to differ materially from the Company’s expectations are set forth in ITW’s Form 10-Q for the 2008 first quarter and Form 10-K for 2007.

Conference Call Playback

Replay number: 203-369-1553

No pass code necessary

Telephone replay available through midnight of
July 31, 2008

Webcast / PowerPoint replay available at
itw.com website

ITW
Quarterly Highlights

2007

2008

Q2

Q2

Amount

%

Operating Revenues

4,136.8

4,570.5

433.7

10.5%

Operating Income

695.6

756.7

61.1

8.8%

% of Revenues

16.8%

16.6%

-0.2%

Income from Continuing Operations

Income Amount

480.4

528.5

48.1

10.0%

Income Per Share-Diluted

0.86

1.01

0.15

17.4%

Net Income

Income Amount

505.6

528.1

22.5

4.4%

Income Per Share-Diluted

0.90

1.01

0.11

12.2%

Free Operating Cash Flow

442.6

354.1

(88.5)

-20.0%

F(U) Last Year

ITW
Quarterly Operating Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Manufacturing Business

Operating Leverage

-

0.1%

-

Nonvolume-related

-

1.4%

0.3%

Total

0.0%

1.5%

0.3%

Acquisitions/Divestitures

4.2%

2.5%

-0.3%

Translation

6.4%

6.1%

-

Impairment

-

-

-

Restructuring

-

-1.3%

-0.2%

Intercompany/Other

-0.1%

-

-

Total

10.5%

8.8%

-0.2%

% F(U) Prior Year

ITW
Non Operating & Taxes

2007

2008

Q2

Q2

Amount

%

Operating Income

695.6

756.7

61.1

8.8%

Interest Expense

(25.6)

(36.5)

(10.9)

Other Income

22.0

24.2

2.2

Income from Continuing Operations-Pretax

692.0

744.4

52.4

7.6%

Income Taxes

211.6

215.9

(4.3)

% to Pretax Income

30.6%

29.0%

1.6%

Income from Continuing Operations

480.4

528.5

48.1

10.0%

Income (Loss) from Discontinued Operations

25.2

(0.4)

(25.6)

Net Income

505.6

528.1

22.5

4.4%

F(U) Last Year

ITW
Invested Capital

6/30/07

3/31/08

6/30/08

Trade Receivables

2,882.7

3,014.4

3,302.3

Days Sales Outstanding

62.7

65.5

65.0

Inventories

1,612.4

1,766.0

1,845.6

Months on Hand

1.8

2.0

1.9

Prepaids and Other Current Assets

463.8

529.9

553.1

Accounts Payable & Accrued Expenses

(1,998.5)

(2,224.7)

(2,369.5)

Operating Working Capital

2,960.4

3,085.6

3,331.5

% to Revenue(Prior 4 Qtrs.)

20%

19%

20%

Net Plant & Equipment

2,116.8

2,247.6

2,285.0

Investments

560.7

507.0

506.4

Goodwill and Intangibles

5,409.1

5,839.5

6,279.9

Other, net

(655.4)

(583.7)

(615.5)

Invested Capital

10,391.6

11,096.0

11,787.3

Return on Average Invested Capital

19.1%

12.4%

18.8%

ITW
Debt & Equity

6/30/07

3/31/08

6/30/08

Total Capital

Short Term Debt

528.1

1,340.0

1,465.9

Long Term Debt

956.6

1,435.4

1,462.4

Total Debt

1,484.7

2,775.4

2,928.3

Stockholders' Equity

9,388.4

9,248.0

9,499.2

Total Capital

10,873.1

12,023.4

12,427.5

Less:

Cash

(481.5)

(927.4)

(640.2)

Net Debt & Equity

10,391.6

11,096.0

11,787.3

Debt to Total Capital

14%

23%

24%

Shares outstanding at end of period

551.8

522.8

519.4

ITW
Cash Flow

2007

2008

Q2

Q2

Net Income

505.6

528.1

Adjust for Non-Cash Items

98.8

123.3

Changes in Operating Assets & Liabilities

(72.8)

(201.3)

Net Cash From Operating Activities

531.6

450.1

Additions to Plant & Equipment

(89.0)

(96.0)

Free Operating Cash Flow

442.6

354.1

Stock Repurchases

(300.0)

(200.0)

Acquisitions

(155.3)

(442.2)

Dividends

(116.9)

(146.4)

Proceeds from Divestitures

58.0

4.7

Debt Proceeds (Repayments)

(86.3)

110.4

Proceeds from Investments

11.8

10.0

Other

53.0

22.1

Net Cash Decrease

(93.1)

(287.3)

ITW
Acquisitions

Q1

Q2

Q3

Q4

Q1

Q2

Annual Revenues Acquired

399

213

218

165

230

308

Purchase Price

Cash Paid

263

216

235

163

223

424

Stock Issued

-

-

-

-

-

-

Total

263

216

235

163

223

424

Number of Acquisitions

9

10

18

15

16

10

2007

2008

Industrial Packaging
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2007 Q1

620.7

79.9

12.9%

2008 Q1

711.4

93.7

13.2%

$ F(U)

90.7

13.8

0.3%

% F(U)

14.6%

17.3%

% F(U) Prior Year

Base Business

Operating Leverage

0.7%

2.0%

0.2%

Nonvolume-related

-

5.1%

0.7%

Total

0.7%

7.1%

0.9%

Acquisitions/Divestitures

5.5%

0.5%

-0.7%

Translation

8.4%

9.0%

-

Impairment

-

-

-

Restructuring

-

0.7%

0.1%

Other

-

-

-

Total

14.6%

17.3%

0.3%

Industrial Packaging
Key Points

Total segment base revenues: +1% for Q2 ’08

Q2 North America base revenues: +1%

Strapping and equipment businesses: slightly negative in
Q2; mirrors weakening industrial production environment
in North America

Q2 International base revenues: +1%

Strapping and equipment businesses also slightly negative
in Q2 largely due to slower European activity

Worldwide insulation base revenues grow more than 30% in
Q2

Power Systems and Electronics
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2007 Q2

565.3

116.1

20.5%

2008 Q2

648.8

142.1

21.9%

$ F(U)

83.5

26.0

1.4%

% F(U)

14.8%

22.4%

% F(U) Prior Year

Base Business

Operating Leverage

7.7%

14.4%

1.3%

Nonvolume-related

-

3.9%

0.8%

Total

7.7%

18.3%

2.1%

Acquisitions/Divestitures

3.7%

1.0%

-0.6%

Translation

3.4%

2.8%

-0.1%

Impairment

-

-

-

Restructuring

-

0.3%

0.1%

Other

-

-

-0.1%

Total

14.8%

22.4%

1.4%

Power Systems and Electronics
Key Points

Total segment base revenues: +8% in Q2 ’08

In Q2, Welding’s worldwide base revenues: +9%

Welding’s Q2 International base revenues: +25%

Double digit growth in Asia due to high levels of
demand for specialty consumable products serving
energy/pipeline and shipping end markets in China

Welding’s Q2 North America base revenues: +3%

PC board fabrication: base revenues +7% in Q2

Transportation
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2007 Q2

583.7

107.2

18.4%

2008 Q2

630.7

99.7

15.8%

$ F(U)

47.0

(7.5)

-2.6%

% F(U)

8.0%

-6.9%

% F(U) Prior Year

Base Business

Operating Leverage

-4.7%

-10.1%

-1.0%

Nonvolume-related

-

-2.9%

-0.6%

Total

-4.7%

-13.0%

-1.6%

Acquisitions/Divestitures

5.6%

3.6%

-0.2%

Translation

7.2%

8.0%

0.3%

Impairment

-

-

-

Restructuring

-

-5.5%

-1.1%

Other

-0.1%

-

-

Total

8.0%

-6.9%

-2.6%

Transportation
Key Points

Total segment base revenues: -5% in Q2 ’08

North America base revenues: -8%

International base revenues: Flat

Auto OEM/Tiers:

North America Q2 base revenues: -13%

Q2 Detroit 3 builds decline 21%: GM: -28%; Ford: -15%;
Chrysler: -19%

Q2 New Domestics: -1%

Q2 combined build: -14%

Expect full-year 2008 combined builds to be down 10% - 12%

International Q2 base revenues: Flat

International builds: +3% in Q2: Daimler: +8%; VW Group:
+3%; Ford Group: Flat; Renault Group: -2.3%; BMW: -3.5%

Expect full-year 2008 builds: +4% to +5%

Auto aftermarket Q2 worldwide base revenues: +6%; good trends anticipated as consumers hold on longer to existing vehicles

Construction Products
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2007 Q2

541.2

81.2

15.0%

2008 Q2

566.2

78.3

13.8%

$ F(U)

25.0

(2.9)

-1.2%

% F(U)

4.6%

-3.5%

% F(U) Prior Year

Base Business

Operating Leverage

-4.3%

-12.0%

-1.2%

Nonvolume-related

-

-1.7%

-0.3%

Total

-4.3%

-13.7%

-1.5%

Acquisitions/Divestitures

0.6%

-0.8%

-0.2%

Translation

8.2%

9.4%

0.3%

Impairment

-

-

-

Restructuring

-

1.5%

0.2%

Other

0.1%

0.1%

-

Total

4.6%

-3.5%

-1.2%

Construction Products
Key Points

Total segment base revenues: -4% in Q2 ’08

North America Q2 base revenues: -12%

Q2 Residential: -16% vs. -32% housing start decrease in Q2 ’08

Q2 Renovation: -10% due to weakness at Big Box stores

Q2 Commercial Construction base revenues: -6% largely due to double digit declines in stores/food service; warehouses;
manufacturing categories

International Q2 base revenues: +2%

Q2 Asia-Pacific: base revenues: +8%

Q2 Europe: base revenues: -2%; U.K., Spain and Ireland all
exhibited weakness

Food Equipment
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2007 Q2

473.6

65.7

13.9%

2008 Q2

538.5

73.0

13.6%

$ F(U)

64.9

7.3

-0.3%

% F(U)

13.7%

11.1%

% F(U) Prior Year

Base Business

Operating Leverage

2.3%

6.9%

0.6%

Nonvolume-related

-

-7.5%

-1.0%

Total

2.3%

-0.6%

-0.4%

Acquisitions/Divestitures

5.1%

13.7%

1.2%

Translation

6.3%

5.2%

-0.1%

Impairment

-

-

-

Restructuring

-

-7.2%

-1.0%

Other

-

-

-

Total

13.7%

11.1%

-0.3%

Food Equipment
Key Points

Total segment base revenues: +2% in Q2 ’08

North America Q2 base revenues: +2%

Q2 Institutional/restaurant base revenues: +2%

Q2 Service base revenues: +3%

International Q2 base revenues: +4%

Asia-Pacific and Europe combine to produce reasonably
healthy base revenue growth

Decorative Surfaces
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2007 Q2

322.8

47.6

14.8%

2008 Q2

336.0

47.4

14.1%

$ F(U)

13.2

(0.2)

-0.7%

% F(U)

4.1%

-0.5%

% F(U) Prior Year

Base Business

Operating Leverage

-1.3%

-3.7%

-0.4%

Nonvolume-related

-

0.3%

-

Total

-1.3%

-3.4%

-0.4%

Acquisitions/Divestitures

-

-

-

Translation

5.4%

2.5%

-0.4%

Impairment

-

-

-

Restructuring

-

0.4%

0.1%

Other

-

-

-

Total

4.1%

-0.5%

-0.7%

Decorative Surfaces
Key Points

Total segment base revenues: -1% in Q2 ’08

North America Q2 base revenues: -2% in Q2

Q2 laminate base revenues: +1% due to larger commercial
construction exposure and success of premium priced high
definition laminate product line

Q2 flooring base revenues: double digit negative in Q2

International Q2 base revenues: Flat

Q2 European base revenues: -2%

Q2 Asia-Pacific base revenues: +16%

Polymers and Fluids
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2007 Q2

229.7

40.7

17.7%

2008 Q2

300.8

55.2

18.3%

$ F(U)

71.1

14.5

0.6%

% F(U)

31.0%

35.5%

% F(U) Prior Year

Base Business

Operating Leverage

2.3%

5.8%

0.6%

Nonvolume-related

-

13.5%

2.3%

Total

2.3%

19.3%

2.9%

Acquisitions/Divestitures

20.7%

9.7%

-2.1%

Translation

8.0%

7.4%

-0.1%

Impairment

-

-

-

Restructuring

-

-0.9%

-0.2%

Other

-

-

0.1%

Total

31.0%

35.5%

0.6%

Polymers and Fluids
Key Points

Total segment base revenues: +2% in Q2 ’08

North America Q2 base revenues: +6%

International revenues: Flat

North America:

Polymers Q2 base revenues: +9% thanks to specialty
adhesives and epoxy products

Fluids Q2 base revenues: -1%

International:

Fluids Q2 base revenues: -6%

Polymers Q2 base revenues: +3%

All Other
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2007 Q2

811.5

157.2

19.4%

2008 Q2

853.1

167.3

19.6%

$ F(U)

41.6

10.1

0.2%

% F(U)

5.1%

6.4%

% F(U) Prior Year

Base Business

Operating Leverage

-0.9%

-2.2%

-0.3%

Nonvolume-related

-

3.8%

0.7%

Total

-0.9%

1.6%

0.4%

Acquisitions/Divestitures

1.1%

-0.2%

-0.3%

Translation

4.8%

5.3%

0.1%

Impairment

-

-

-

Restructuring

-

-0.2%

-

Other

0.1%

-0.1%

-

Total

5.1%

6.4%

0.2%

All Other
Key Points

Total segment base revenues: -1% in Q2 ’08

Q2 worldwide test and measurement Q2 base
revenues: +9%

Q2 worldwide consumer packaging Q2 base
revenues: -2%

Q2 worldwide finishing Q2 base revenues: -2%

Q2 worldwide appliance/industrial Q2 base
revenues: -5%

ITW
2008 Forecast

Mid

Low

High

Point

3rd Quarter

Total Revenues

10%

14%

12%

Diluted Income per Share - Continuing

$0.93

$0.99

$0.96

% F(U) 2007

5%

11%

8%

Full Year

Total  Revenues

9%

12%

11%

Diluted Income per Share - Continuing

$3.40

$3.52

$3.46

% F(U) 2007

4%

7%

5%

ITW 2008 Forecast
Key Assumptions

Exchange rates hold at current levels.

Acquired revenues in the $0.8 billion to $1.2 billion
range.

Share repurchases of $0.8 billion to $1.0 billion for the
year.

No further impairment of goodwill/intangibles.

Net nonoperating expense, including interest expense
and other nonoperating income, of $125 to $135 million,
which is higher than 2007 by $82 to $92 million.

Tax rate range of 28.75% to 29.25% for the third quarter
and 29.75% to 30.25% for the year.

ITW Conference Call

 Q & A

Second Quarter

2008

30